SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.



Date of Report (Date of Earliest event reported); October 26, 2000.


                        EUROPEAN AMERICAN RESOURCES, INC.
                        (Formerly Merlin Mining Company)
                        --------------------------------
             (Exact Name of Registrant as specified in its charter)


Delaware                           33-3492-D                      87-0443214
--------                           ---------                      ----------
State of                          Commission                     IRS Employer
Incorporation                      File No.                   Identification No.

             400 Cleveland Street, Suite #901b, Clearwater, FL 33755
             -------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number: (813)298-0636

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 27, 2000

                                               EUROPEAN AMERICAN RESOURCES, INC.


                                               By:    /s/ Barry N. Klein
                                                  ------------------------------
                                                  Barry N. Klein, President/CEO

Item 1


         Effective October 26, 2000 there has been a material change in the office of the Presidency of the company.

         New President/CEO was appointed by Special Meeting of the Board of Directors, on October 26, 2000 The new President/CEO is Barry N. Klein who has replaced Mr. Sportschuetz effective immediately.

         For further information, please contact the Issuer at (727)298-0636.